299-310


                                                                  Exhibit 23 (a)
                         Consent of Independent Auditors


     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4, Amendment No. 2, and related Prospectus of South Branch Valley Bancorp, Inc. for the registration of 184,005 shares of its common stock and to the incorporation by reference therein of our report dated January 31, 1997, with respect to the consolidated financial statements of South Branch Valley Bancorp, Inc. and Subsidiaries as of December 31, 1996 and 1995, and for the years ended December 31, 1996, 1995 and 1994.





                                          /s/  Arnett & Foster, P.L.L.C.
                                          --------------------------------
                                          ARNETT & FOSTER, P.L.L.C.




Charleston, West Virginia
January 27, 1998


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
300-310


                                                                  Exhibit 23 (b)


     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4, Amendment No. 2, and related Prospectus of South Branch Valley Bancorp, Inc. for the registration of 184,005 shares of its common stock, and to the incorporation therein of our report dated January 23, 1997, except for Notes 9 and 14, as to which the date is January 16, 1998, on the financial statements of The Capital State Bank, Inc. (A Development Stage Company for 1995) as of December 31, 1996 and 1995, and the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 1996, and for the period September 11, 1995, date of inception to December 31, 1995.



                                         /s/    Arnett   &   Foster,    P.L.L.C.
                                         --------------------------------------
                                                ARNETT & FOSTER, P.L.L.C.



Charleston, West Virginia



January 27, 1998



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
301-310


                                                                  Exhibit 23 (c)
                             [LOGO AND LETTERHEAD OF
                            BERWIND FINANCIAL, L.P.]


                                January 29, 1998




                       Consent of Berwind Financial, L.P.



     We consent to the inclusion of our Fairness Opinion issued to The Capital State Bank, Inc. in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".



                                          Berwind Financial, L.P.


                                          By:   /s/ Michael J. Hughes
                                                --------------------------
                                                Michael J. Hughes

                                          Its:  Senior Vice President





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